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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 6, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    0-27423                51-0391303
(State of incorporation)    (Commission File Number)    (IRS Employer
                                                       IdentificationNo.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

Golden Telecom, Inc. issued the attached press release in connection with its fourth quarter and annual 2002 earnings.

Statements made in this press release, including the expected operational, financial and technical benefits of the Sovintel transaction, and the implementation of our regional strategy, are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. It is important to note that such statements involve risks and uncertainties, which may cause results to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the Company's ability to successfully merge Sovintel and TeleRoss, political, economic and regulatory developments in Russia, Ukraine and Kazakhstan and increasing competition that may limit growth opportunities. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q and periodic reports on Form 8-K filed during 2002 and the Company's annual report on Form 10-K for the year ended December 31, 2001.

Item 7.  Exhibits.

(c)  Exhibits

 DESIGNATION      DESCRIPTION OF EXHIBIT

    99.1          Press Release, dated March 6, 2003.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GOLDEN TELECOM, INC.
                                       (Registrant)

                                       By: /s/ JEFFREY A. RIDDELL
                                          ----------------------------------
                                       Name:  Jeffrey A. Riddell
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date:  March 11, 2003


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
99.1                    Press Release, dated March 6, 2003.